================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                              --------------------

                         Date of Report: August 31, 2007
                        (Date of earliest event reported)


                         St. Lawrence Seaway Corporation
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

          Delaware                     000-02040                  26-0818050
----------------------------    ------------------------    --------------------
(State or Other Jurisdiction        (Commission File            (IRS Employer
      of Incorporation)                  Number)             Identification No.)


           200 Connecticut Ave., 5th Floor                         06854
                Norwalk, Connecticut
-----------------------------------------------------       --------------------
     (Address of principal executive of offices)                 (Zip code)


                                 (203) 853-8700
               ---------------------------------------------------
               (Registrant's telephone number including area code)


                       The St. Lawrence Seaway Corporation
                     Hanna II, Suite P, 6011 E. Hanna Avenue
                           Beech Grove, Indiana 46203
               ---------------------------------------------------
                (Former Name or former address, if changed since
                                  last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

Item 3.02  Unregistered Sales of Equity Securities

     Purchase of 75,000 shares of Common Stock and a warrant for 250,000 shares of Common Stock. St. Lawrence Seaway Corporation, a Delaware Corporation (the "Company") is the survivor of a merger with its sole stockholder, The St. Lawrence Seaway Corporation, an Indiana Corporation ("STLS Indiana"), which entered into a Stock and Warrant Purchase Agreement, as amended (the "Agreement"), dated as of January 10, 2007, with Bernard Zimmerman & Company, Inc., a Connecticut corporation (the "Investor"). Pursuant to the Agreement, the Investor purchased 75,000 unregistered shares of STLS Indiana's common voting stock, par value $0.01 (the "Common Stock") for $1.00 per share and, for a purchase price of $2,500, warrants to purchase 250,000 shares of Common Stock with an exercise price of $1.00 per share (the "Warrants").

     Incorporation by Reference. This report contains only a summary of certain provisions of the Agreement and the transactions described by and contemplated therein (the "Transaction"). This report does not purport to set forth a complete summary of the Agreement and the Transaction and is qualified in its entirety by reference to the Agreement, which was an Exhibit to STLS Indiana's Form 14A DEF Proxy Statement, filed on May 30, 2007 with the SEC and incorporated herein by reference.

Item 5.01  Changes in Control of Registrant.

     Pursuant to the Transaction described in Item 3.02, above, which is incorporated by reference, a change in control of the Company occurred when, immediately before STLS Indiana was merged into the Company, the Investor purchased from STLS Indiana, 75,000 shares of Common Stock and warrants to purchase 250,000 shares of Common Stock. As of the closing of the Transaction on August 31, 2007, the Investor beneficially owns 75,000 shares of Common Stock, which is equal to 14.5% of the outstanding shares of the Company's Common Stock. If the Investor exercises the Warrants, with no other change in the current capitalization of the Company, it will own 325,000 shares of Common Stock, which would be equal to 42.3% of the outstanding shares of Common Stock of the Company. Reference is made to STLS Indiana's Schedule 14f-1, filed on August 21, 2007, and incorporated herein by reference for a more complete explanation of the beneficial ownership of the Investor.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

     On August 31, 2007, pursuant to the Transaction described in Item 3.02, above, which is incorporated herein by reference, Mssrs. Jack C. Brown, Joel M. Greenblatt, and Daniel L. Nir each resigned as members of the Board of Directors and as officers of STLS Indiana. Immediately after their resignations, STLS Indiana merged into the Company for the purpose of reincorporating in Delaware (the "Reincorporation"). Immediately after the merger was consummated, Edward B. Grier III resigned as Vice President of the Company but remained as a director. The directors of the Company (which was the survivor of the merger) are Bernard Zimmerman, Edward B. Grier III, Duane L. Berlin and Ronald A. Zlatniski. Immediately subsequent to the merger, the Board of Directors of the Company appointed the following officers: Bernard Zimmerman as Chairman of the Board of Directors, Chief Executive Officer, President, and Principal Financial Officer; and Duane L. Berlin as Secretary. Reference is made to STLS Indiana's Schedule 14f-1, filed on August 21, 2007, and incorporated herein by reference for a more complete explanation of the change of control of the Company.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      St. Lawrence Seaway Corporation

                                      By: /s/ Bernard Zimmerman
                                          ---------------------------
                                      Name: Bernard Zimmerman
                                      Title: Chairman of the Board and President

Dated: September 6, 2007